Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Wilshire Oil Company of Texas (the "Company") on Form 10-Q for the quarter ended September 30, 2002 filed with the Securities and Exchange Commission (the "Report"), I, Philip Kupperman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: November 14, 2002

                                              By: /s/ PHILIP KUPPERMAN
                                                  ------------------------------
                                                  Philip Kupperman
                                                  Chief Financial Officer

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.